FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934

Date of Report: June 9, 2005

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

217 North Fourth Avenue, Sturgeon Bay, Wisconsin	54235

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(920) 743-5551

Item 9.   Regulation FD Disclosure

On June 9, 2005, Baylake Corp. announced the results of its Annual Meeting of Shareholders, which occurred on June 6, 2005. A copy of Baylake Corp.’s press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

* * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2005	/s/ Steven D. Jennerjohn
Steven D. Jennerjohn
Chief Financial Officer

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